Exhibit 99.2

Fourth Quarter 2010 Earnings Presentation January 27, 2011 Dick Weil Chief Executive Officer Greg Frost Chief Financial Officer

EPS – 4Q 2010 EPS of $0.36 increased from $0.18 in 3Q 2010, resulting in full-year 2010 EPS of $0.88 compared to $(4.55) in 2009 Margin – Operating margin in 4Q 2010 increased to 34.7% from 23.4% in 3Q 2010 AUM – Assets Under Management at December 31, 2010 of $169.5 billion increased 5.4% versus September 30, 2010 4Q 2010 Long-Term Net Flows – Janus’ total company long-term net flows were $(4.7) billion in 4Q 2010 versus $(2.9) billion in 3Q 2010 4Q 2010 flows were heavily influenced by a single $2.6 billion fundamental equity redemption by an institutional client Full-Year 2010 Long-Term Net Flows – Full-year 2010 long-term net flows of $(10.8) billion were primarily driven by $(10.5) billion in mathematical equity flows Balance Sheet – During 4Q 2010 we continued to delever the balance sheet, calling $121 million of debt, and subsequently regained our investment grade rating from S&P Janus Capital Group 4Q 2010 and full-year 2010 executive summary

We executed on our 2010 strategic priorities

2010 Priorities	Results
Act with financial discipline	• Operating margins in excess of 30% in 4Q 2010 • Strengthened the balance sheet and regained our investment grade credit rating from S&P
Deliver superior long-term investment performance	• 64% and 92% of complex-wide mutual fund assets are in the top 2 Lipper quartiles on a 3- and 5-year total return basis, respectively, while 33% of complex-wide mutual fund assets are in the top 2 Lipper quartiles on a 1-year total return basis [(1)] – Brent Lynn, manager of Janus' Overseas fund, was named Morningstar's *"2010 International-Stock Fund Manager of the Year"* [(2)] • Mathematical equity performance has markedly improved
Expand the fixed income franchise	• $4.0 billion of net inflows in 2010; AUM of $15.3 billion increased 49% from the end of 2009
Strategically expand global business	• Launched Global High Yield, Global Investment Grade, Global Bond and Emerging Market strategies • Hired Augustus Cheh as President of Janus Capital International and Hiroshi Yoh as portfolio manager of Asian equity products and CEO of Janus Capital Singapore [(3)]
Increase institutional acceptance of fundamental equity and fixed income products	• Increased consultant 'buy' recommendations on fixed income and select fundamental equity strategies • $1.1 billion of fixed income net flows in 2010

Notes:

(1) References Lipper relative performance on an asset-weighted basis, as of 12/31/2010. Refer to p. 16 for percent of funds for the 1-, 3- and 5-year periods and p. 21 for the 10-year period percent of funds and assets in the top 2 Lipper quartiles and the quantity of funds in analysis.

(2) Award based on Class T shares. Established in 1988, the Morningstar Fund Manager of the Year Award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from the consensus to benefit investors. To qualify for the award, managers' funds must have not only posted impressive returns for the year, but the managers also must have a record of delivering outstanding long-term performance and of aligning their interests with shareholders'. The Fund Manager of the Year award winners are chosen based on Morningstar's proprietary research and in-depth evaluation by its fund analysts.

(3) Subject to regulatory approval.

3

Full-year 2010 and 4Q 2010 results Greg Frost Chief Financial Officer

Note: (1) Long-term flows exclude money market flows. Sales and redemption rates calculated as a percentage of beginning of period assets. Full-year 2010 long-term net flows were driven by three significant fundamental equity redemptions and continued outflows in mathematical equity 31% 25% 29% 25% Total Company Long-Term Flows (1) ($ in billions) Mathematical Equity Long-Term Flows (1) ($ in billions) Fundamental Equity Long-Term Flows (1) ($ in billions) Gross Redemptions Gross Sales Net Sales 25% 25% 28% 31% Fixed Income Long-Term Flows (1) ($ in billions) 35% 29% 32% 26% 26% 27% 28% 30% 25% 18% 14% 9% 21% 20% 27% 31% 31% 28% 103% 83% 32% 48% 42% 43% Redemption Rate Gross Sales Rate Redemption Rate Gross Sales Rate Redemption Rate Gross Sales Rate Redemption Rate Gross Sales Rate $8.5 $5.7 $2.2 $2.3 ($4.5) ($2.3) ($3.7) ($2.3) $4.0 $3.4 ($1.5) ($0.0) ($15) ($10) ($5) $0 $5 $10 $15 2007 2008 2009 2010 $31.4 $34.0 $21.9 $26.1 ($23.9) ($31.4) ($18.8) ($30.4) $7.5 $2.6 $3.1 ($4.3) ($60) ($40) ($20) $0 $20 $40 $60 2007 2008 2009 2010 $15.5 $12.3 $5.8 $4.4 ($13.2) ($14.0) ($11.4) ($14.9) $2.3 ($1.7) ($5.6) ($10.5) ($30) ($20) ($10) $0 $10 $20 $30 2007 2008 2009 2010

Over the 3- and 5-year periods, 62% and 92% of fundamental equity mutual fund assets are outperforming the majority of Lipper peers, respectively; 100% of fixed income mutual fund assets are outperforming the majority of Lipper peers over the same time periods (1) As a result of underperformance in key fundamental equity strategies, the percentage of fundamental equity mutual fund assets in the top 2 Lipper quartiles on a 1-year basis fell to 34% as of December 31, 2010, compared to 83% as of December 31, 2009 (1) 100%, 94% and 87% of International / Global fund assets are in the top 2 Lipper quartiles on a 1-, 3- and 5-year basis, respectively (1) 75%, 38% and 36% of mathematical equity strategies were beating their respective benchmarks on a 1-, 3- and 5-year basis, respectively (2) 50% of complex-wide mutual funds had a 4- or 5-star Overall Morningstar Rating™ at December 31, 2010 (3) Long-term performance remains strong across the firm; however, we have experienced challenges in fundamental equity Lipper rankings are based on total returns. Morningstar ratings are based on risk-adjusted returns. Notes: (1) References Lipper relative performance on an asset-weighted basis as of 12/31/2010. Refer to p. 16-17 for the 1-, 3- and 5-year periods and p. 21 for the 10-year period for percent of assets, percent of funds in top 2 Lipper quartiles for all periods and quantity of funds in analysis. (2) References relative performance net of fees as of 12/31/2010 as shown on p. 18-19. Refer to p. 20 for INTECH mutual fund analysis and disclosure. (3) Refer to p. 21 for 3-, 5- and 10-year Morningstar ratings and quantity of funds in the analysis.

4Q 2010 EPS of $0.36 versus $0.18 in 3Q 2010 and $0.20 in 4Q 2009 4Q 2010 EPS included a $0.02 per share operating benefit as a result of an insurance recovery for the 3Q 2010 fund administrative errors 4Q 2010 EPS also included a non-operating benefit of $0.10 per share due to the sale of the SIV(1), the reversal of income tax reserves and a correction to mutual fund award hedge accounting Average AUM during 4Q 2010 of $167.3 billion increased 7.8% versus 3Q 2010 Total revenue of $275.7 million increased 13.1% from 3Q 2010 and increased 10.0% from 4Q 2009 4Q 2010 performance fees of $18.5 million included $15.0 million in fees from one Janus-managed separate account 4Q 2010 operating expenses of $179.9 million declined 3.6% from $186.7 million in 3Q 2010 Operating margin in 4Q 2010 increased to 34.7% from 23.4% in 3Q 2010 During 4Q 2010 we continued to delever the balance sheet, calling $121 million of debt, and subsequently regained our investment grade rating from S&P 4Q 2010 financial overview Note: (1) The structured investment vehicle (“SIV”) represents securities issued by Stanfield Victoria Funding LLC (“Stanfield”) and originally purchased by Janus Capital Group on 12/21/2007. During September 2009, Stanfield was restructured and the underlying Stanfield securities were transferred to VFNC Trust.

Long-term vision for growth is a continuation of 2010 themes with an increasing focus on our global presence Investment excellence, effective and efficient operations and a clear focus on the client are the foundation for long-term success Our long-term vision for growth will be driven by 6 key elements: 1. Continue to expand Janus’ brand beyond U.S. equities 2. Increase market share in U.S. equities 3. Grow fixed income franchise 4. Expand investment, distribution and product capabilities globally 5. Increase market share in the retirement channel, specifically in the defined contribution (“DC”) market 6. Expand alternative product and distribution capabilities Investments in 2011 will focus on brand, fixed income and Asian expansion

Appendix

Value ($19.8bn) Retail Intermediary ($115.8bn) $169.5 billion in AUM as of 12/31/10 By Investment Discipline By Distribution Channel Growth / Blend ($60.9bn) Money Market ($1.5bn) Global / International ($27.9bn) Fixed Income ($15.3bn) Mathematical ($44.1bn) Institutional ($40.4bn) International ($13.3bn) AUM by investment discipline and distribution channel 36% 1% 9% 12% 16% 26% 24% 8% 68%

Note: (1) Long-term flows exclude money market flows. Annualized sales and redemption rates calculated as a percentage of beginning of period assets. 4Q 2010 total company flows were negatively impacted by one large fundamental equity redemption 27% 24% 29% 21% 25% Total Company Long-Term Flows (1) ($ in billions) Mathematical Equity Long-Term Flows (1) ($ in billions) Fundamental Equity Long-Term Flows (1) ($ in billions) Gross Redemptions Gross Sales Net Sales 27% 29% 32% 29% 37% Annualized Redemption Rate Annualized Gross Sales Rate Fixed Income Long-Term Flows (1) ($ in billions) 26% 28% 28% 21% 27% 21% 22% 32% 29% 37% Annualized Redemption Rate Annualized Gross Sales Rate 19% 4% 18% 9% 9% 38% 41% 31% 29% 33% Annualized Redemption Rate Annualized Gross Sales Rate 84% 80% 83% 60% 59% 31% 37% 38% 29% 41% Annualized Redemption Rate Annualized Gross Sales Rate $2.2 $0.5 $2.0 $1.0 $0.9 ($4.6) ($4.8) ($3.5) ($3.0) ($3.6) ($2.4) ($4.3) ($1.5) ($2.1) ($2.6) ($10) ($5) $0 $5 $10 4Q09 1Q10 2Q10 3Q10 4Q10 $10.0 $10.2 $9.4 $11.8 $7.8 ($14.7) ($10.7) ($13.1) ($11.3) ($10.2) ($4.7) ($2.9) ($1.3) ($1.9) ($0.0) ($32) ($16) $0 $16 $32 4Q09 1Q10 2Q10 3Q10 4Q10 $6.1 $6.8 $7.4 $5.0 $6.9 ($4.9) ($5.5) ($8.5) ($6.8) ($9.6) $1.2 $1.3 ($1.1) ($1.8) ($2.7) ($20) ($10) $0 $10 $20 4Q09 1Q10 2Q10 3Q10 4Q10

Consolidated Entity 4Q 2010 EPS of $0.36 increased from $0.18 in 3Q 2010 December 31, September 30, Variance December 31, December 31, Variance ($ in millions, except AUM and per share) 2010 2010 (%) 2010 2009 (%) Average AUM ($ in billions) 167.3 $ 155.2 $ 7.8% 160.7 $ 134.5 $ 19.5% Revenue 275.7 $ 243.8 $ 13.1% 1,015.7 $ 848.7 $ 19.7% Operating expenses 179.9 186.7 -3.6% 734.1 1,526.2 -51.9% Operating income (loss) 95.8 $ 57.1 $ 67.8% 281.6 $ (677.5) $ n/m Operating margin 34.7% 23.4% 27.7% -79.8% Interest expense (15.9) $ (15.9) $ 0.0% (63.2) $ (74.0) $ 14.6% Investment gains (losses), net 19.9 0.9 n/m 24.7 (5.6) n/m Other income, net 0.5 0.5 0.0% 1.9 0.9 111.1% Gain on early extinguishment of debt - - n/m - 5.8 n/m Income tax provision (31.9) (7.2) n/m (76.4) 6.3 n/m Net income (loss) 68.4 35.4 93.2% 168.6 (744.1) n/m Noncontrolling interests (2.5) (2.9) 13.8% (8.7) (13.0) 33.1% Net income (loss) attributable to JCG 65.9 $ 32.5 $ 102.8% 159.9 $ (757.1) $ n/m Diluted earnings (loss) per share attributable to JCG common shareholders 0.36 $ 0.18 $ 102.0% 0.88 $ (4.55) $ n/m Weighted average diluted shares outstanding (in millions) 183.1 182.4 0.4% 182.1 166.5 9.4% Quarter Ended Year Ended

4Q 2010 operating margin increased to 34.7% versus 23.4% in 3Q 2010

($ in millions, except AUM)	Quarter Ended December 31, 2010	Quarter Ended September 30, 2010	Quarter Ended Variance (%)	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended Variance (%)
Average AUM ($ in billions)	**$ 167.3**	**$ 155.2**	**7.8%**	**$ 160.7**	**$ 134.5**	**19.5%**
Revenue						
Investment management fees	$ 218.7	$ 202.3		$ 834.6	$ 684.0	
Performance fees [(1)]	18.5	5.1		32.6	28.9	
Shareowner servicing fees and other	38.5	36.4		148.5	135.8	
Total revenue	**$ 275.7**	**$ 243.8**	**13.1%**	**$ 1,015.7**	**$ 848.7**	**19.7%**
Basis points						
Investment management fees	*51.9*	*51.7*		*51.9*	*50.9*	
Investment management fees and performance fees	*56.3*	*53.0*		*54.0*	*53.0*	
Operating expenses						
Employee compensation and benefits	$ 79.2	$ 76.3		$ 314.5	$ 296.6	
Long-term incentive compensation	23.3	20.7		83.1	61.0	
Marketing and advertising	7.8	6.0		35.8	27.8	
Distribution	36.9	32.5		140.1	107.6	
Depreciation and amortization	9.5	9.8		39.1	35.9	
General, administrative and occupancy	23.2	41.4		121.5	140.6	
Goodwill and intangible asset impairments	-	-		-	856.7	
Total operating expense	**179.9**	**186.7**	**-3.6%**	**734.1**	**1,526.2**	**-51.9%**
Operating income (loss)	**$ 95.8**	**$ 57.1**	**67.8%**	**$ 281.6**	**$ (677.5)**	**n/m**
Operating margin	**34.7%**	**23.4%**		**27.7%**	**-79.8%**	

Note:
(1) Includes private account and mutual fund performance fees.

13

Mutual funds with performance-based advisory fees

Mutual Funds with Performance Fees [1] (AUM $ in millions, performance fees $ in thousands)	EOP AUM 12/31/2010	Benchmark	Base Fee	Performance Fee [2]	Performance Hurdle vs. Benchmark	4Q 2010 P&L Impact of Performance Fees
Janus Contrarian Fund [3]	$4,196.5	S&P 500® Index	0.64%	± 15 bps	± 7.00%	($1,726.8)
Worldwide Fund [3]	$3,309.4	MSCI World Index℠	0.60%	± 15 bps	± 6.00%	$415.3
Janus Research Fund [3]	$3,506.6	Russell 1000® Growth Index	0.64%	± 15 bps	± 5.00%	($398.7)
Janus Global Research Fund [4]	$269.1	MSCI World Growth Index	0.64%	± 15 bps	± 6.00%	$74.7
Janus Global Real Estate Fund [5]	$59.8	FTSE EPRA / NAREIT Developed Index	0.75%	± 15 bps	± 4.00%	$5.7
Janus International Equity Fund [6]	$259.8	MSCI EAFE® Index	0.68%	± 15 bps	± 7.00%	$58.1
INTECH Risk-Managed Core Fund [4]	$300.5	S&P 500® Index	0.50%	± 15 bps	± 4.00%	$0.3
Perkins Mid Cap Value Fund [3]	$14,121.1	Russell Midcap® Value Index	0.64%	± 15 bps	± 4.00%	$3,328.0
Perkins Small Cap Value Fund [7]	$3,302.6	Russell 2000® Value Index	0.72%	± 15 bps	± 5.50%	$668.0
Perkins Large Cap Value Fund [7]	$98.6	Russell 1000® Value Index	0.64%	± 15 bps	± 3.50%	$10.1
Performance Fees to be Implemented						
Janus Fund [8]	$9,088.1	Core Growth Index	0.64%	± 15 bps	± 4.00%	N/A
Perkins Global Value Fund [8,9]	$102.7	MSCI World℠ Index	0.64%	± 15 bps	± 7.00%	N/A
Janus Twenty Fund [10]	$9,218.6	Russell 1000® Growth Index	0.64%	± 15 bps	± 8.50%	N/A
Janus Forty Fund [10]	$7,826.2	Russell 1000® Growth Index	0.64%	± 15 bps	± 8.50%	N/A
Janus Overseas Fund [11]	$14,369.0	MSCI All Country World ex-U.S. Index℠	0.64%	± 15 bps	± 7.00%	N/A
Janus Aspen Overseas Portfolio [12]	$2,576.0	MSCI All Country World ex-U.S. Index℠	0.64%	± 15 bps	± 7.00%	N/A
Total	$72,604.4					$2,434.7

14

Notes: (1) The funds listed have a performance-based investment advisory fee that adjusts upward or downward based on each fund’s performance relative to an approved benchmark index over a performance measurement period. Please see the funds’ Statements of Additional Information for more details. Actual performance measurement periods used for calculating the performance fees are from 12 months up to 36 months, and then over 36-month rolling periods. (2) Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations. (3) The performance measurement period began on 2/1/2006 and the performance adjustment was implemented as of 2/1/2007. (4) The performance measurement period began on 1/1/2006 and the performance adjustment was implemented as of 1/1/2007. (5) The performance measurement period began on 12/1/2007 and the performance adjustment was implemented as of 12/1/2008. Beginning 7/1/2010, Janus Global Real Estate Fund’s benchmark index changed from the FTSE EPRA/NAREIT Developed Index to the FTSE EPRA/NAREIT Global Index for purposes of measuring the Fund’s performance and calculating the performance adjustment. Because the Fund’s performance adjustment is based upon a rolling 36-month performance measurement period, comparisons to the FTSE EPRA/NAREIT Global Index will not be fully implemented until 36 months after July 1, 2010. During this transition period, the Fund's returns will be compared to a blended index return. (6) The performance measurement period began on 12/1/2006 and the performance adjustment was implemented as of 12/1/2007. (7) The performance measurement period began on 1/1/2009 and the performance adjustment was implemented as of 1/1/2010. (8) The performance measurement period began on 7/1/2010 and the performance adjustment will be implemented starting 7/1/2011. (9) Effective 7/1/10, Janus Global Opportunities Fund was renamed Perkins Global Value Fund. (10) The performance measurement period began on 7/1/2010 and the performance adjustment will be implemented starting 1/1/2012. (11) The performance measurement period began on 8/1/2010 and the performance adjustment will be implemented starting 11/1/2011. (12) The performance measurement period began on 7/1/2010 and the performance adjustment will be implemented starting 10/1/2011. Mutual funds with performance-based advisory fees (cont.)

Complex-wide mutual funds continue to outperform the majority of Lipper peers over the 3- and 5-year periods (1) Complex-Wide: Percent in Top 2 Lipper Quartiles Based on Total Returns 1-Year 3-Year 5-Year Asset- Weighted % of Funds Note: (1) References Lipper relative performance as of 12/31/2010. Refer to p. 21 for 10-year periods and quantity of funds in the analysis. 46% 61% 63% 61% 48% 24% 27% 31% 33% 39% 88% 94% 88% 94% 71% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile 63% 70% 24% 52% 27% 3% 24% 18% 26% 7% 33% 42% 65% 95% 78% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 Percent of Janus Investment Funds . 1st Quartile 2nd Quartile 49% 67% 71% 76% 78% 40% 25% 18% 19% 14% 92% 95% 92% 89% 89% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 Percent of Janus Investment Funds . 1st Quartile 2nd Quartile 47% 64% 63% 63% 40% 23% 23% 16% 26% 24% 87% 88% 64% 79% 70% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 Percent of Janus Investment Funds . 1st Quartile 2nd Quartile 62% 78% 80% 71% 50% 19% 16% 7% 24% 14% 94% 95% 64% 87% 81% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 Percent of Janus Investment Funds . 1st Quartile 2nd Quartile 46% 63% 31% 46% 30% 12% 24% 24% 29% 20% 50% 55% 58% 86% 75% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 Percent of Janus Investment Funds . 1st Quartile 2nd Quartile

Fundamental Equity: Percent in Top 2 Lipper Quartiles Based on Total Returns 1-Year 3-Year Asset- Weighted % of Funds 5-Year Fundamental equity mutual funds continue to outperform the majority of Lipper peers over the 3- and 5-year periods (1) Note: (1) References Lipper relative performance as of 12/31/2010. Refer to p. 21 for 10-year periods and quantity of funds in the analysis. 64% 71% 26% 56% 27% 1% 24% 23% 28% 7% 95% 83% 65% 49% 34% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2006 2007 2008 2009 2010 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile 69% 75% 77% 40% 25% 22% 21% 15% 49% 68% 93% 96% 92% 91% 89% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2006 2007 2008 2009 2010 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile 53% 76% 63% 64% 38% 24% 13% 13% 31% 29% 89% 94% 68% 76% 76% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2006 2007 2008 2009 2010 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile 54% 73% 22% 55% 31% 7% 21% 24% 33% 19% 94% 88% 61% 46% 50% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2006 2007 2008 2009 2010 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile 63% 79% 81% 70% 46% 19% 15% 7% 26% 16% 94% 96% 62% 88% 82% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2006 2007 2008 2009 2010 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile 61% 69% 68% 34% 30% 21% 21% 16% 46% 54% 84% 90% 84% 82% 80% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2006 2007 2008 2009 2010 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile

Mathematical equity standardized performance (1)

Composite and Respective Index	Inception Date	Annualized Returns (%) for Periods Ended 12/31/2010 1 Year	3 Year	5 Year	10 Year	Since Inception
Enhanced Plus Composite Gross	7/87	15.61	(2.75)	2.54	3.44	10.16
Enhanced Plus Composite Net		15.26	(3.05)	2.23	3.08	9.76
S&P 500® Index		15.06	(2.86)	2.29	1.41	8.68
Difference versus S&P 500® Index Net of Fees		0.19	(0.20)	(0.06)	1.67	1.08
Large Cap Growth Composite Gross	7/93	17.49	(0.25)	3.04	4.32	12.39
Large Cap Growth Composite Net		16.95	(0.71)	2.57	3.81	11.81
S&P 500® Growth Index		15.05	(0.50)	3.57	0.93	8.12
Difference versus S&P 500® Growth Index Net of Fees		1.90	(0.21)	(1.01)	2.88	3.69
Large Cap Value Composite Gross	7/93	16.92	(4.31)	1.76	4.15	9.82
Large Cap Value Composite Net		16.46	(4.69)	1.36	3.75	9.39
S&P 500® Value Index		15.10	(5.36)	0.87	1.70	7.76
Difference versus S&P 500® Value Index Net of Fees		1.36	0.68	0.49	2.05	1.63
Enhanced Index Composite Gross	4/98	15.33	(2.06)	2.67	2.53	4.07
Enhanced Index Composite Net		14.96	(2.38)	2.34	2.19	3.73
S&P 500® Index		15.06	(2.86)	2.29	1.41	2.84
Difference versus S&P 500® Index Net of Fees		(0.11)	0.48	0.05	0.78	0.89
Broad Large Cap Growth Composite Gross	11/00	20.24	(2.10)	2.47	1.64	0.90
Broad Large Cap Growth Composite Net		19.63	(2.60)	1.95	1.11	0.37
Russell 1000® Growth Index		16.71	(0.47)	3.76	0.02	(1.85)
Difference versus Russell 1000® Growth Index Net of Fees		2.92	(2.13)	(1.81)	1.09	2.22
Broad Enhanced Plus Composite Gross	4/01	17.55	(2.44)	2.41	-	4.72
Broad Enhanced Plus Composite Net		17.21	(2.73)	2.12	-	4.38
Russell 1000® Index		16.10	(2.37)	2.59	-	3.29
Difference versus Russell 1000® Index Net of Fees		1.11	(0.36)	(0.47)	-	1.10
Large Cap Core Composite Gross	8/01	15.24	(2.87)	1.92	-	4.49
Large Cap Core Composite Net		14.67	(3.34)	1.45	-	4.01
S&P 500® Index		15.06	(2.86)	2.29	-	2.36
Difference versus S&P 500® Index Net of Fees		(0.39)	(0.49)	(0.84)	-	1.65
Broad Large Cap Value Composite Gross	8/04	16.69	(3.14)	1.90	-	5.21
Broad Large Cap Value Composite Net		16.24	(3.51)	1.51	-	4.81
Russell 1000® Value Index		15.51	(4.42)	1.27	-	4.13
Difference versus Russell 1000® Value Index Net of Fees		0.74	0.91	0.24	-	0.68

Note:
(1) Returns for periods greater than 1 year are annualized. Refer to p. 20 for performance disclosure.

18

Mathematical equity standardized performance (cont.) (1)

Composite and Respective Index	Inception Date	Annualized Returns (%) for Periods Ended 12/31/2010				
		1 Year	3 Year	5 Year	10 Year	Since Inception
Global Core Composite Gross	1/05	14.27	(3.33)	4.13	-	5.83
Global Core Composite Net		13.67	(3.85)	3.56	-	5.26
MSCI World® Index		12.34	(4.29)	2.99	-	4.13
Difference versus MSCI World® Index Net of Fees		1.33	0.44	0.57	-	1.13
Broad Large Cap Growth Moderate Gross	12/05	18.53	(1.33)	2.91	-	3.02
Broad Large Cap Growth Moderate Net		18.23	(1.59)	2.64	-	2.75
Russell 1000® Growth Index		16.71	(0.47)	3.76	-	3.63
Difference versus Russell 1000® Growth Index Net of Fees		1.52	(1.11)	(1.11)	-	(0.88)
Enhanced Plus USA Gross	1/06	16.56	(3.02)	2.20	-	2.20
Enhanced Plus USA Net		16.16	(3.34)	1.87	-	1.87
MSCI USA® Index		15.45	(2.64)	2.44	-	2.44
Difference versus MSCI USA® Index Net of Fees		0.72	(0.69)	(0.57)	-	(0.57)
International Equity Gross	11/06	12.16	(5.33)	-	-	2.07
International Equity Net		11.69	(5.73)	-	-	1.64
MSCI EAFE® Index		8.21	(6.55)	-	-	(0.77)
Difference versus MSCI EAFE® Index Net of Fees		3.48	0.82	-	-	2.41
Long/Short Market Neutral Gross	12/06	1.11	0.41	-	-	2.35
Long/Short Market Neutral Net		0.21	(0.49)	-	-	1.43
LIBOR 3-Month Rate		0.34	1.25	-	-	2.30
Difference versus LIBOR 3-Month Rate Net of Fees		(0.13)	(1.74)	-	-	(0.87)
Global Core ex Australia Gross	9/08	14.45	-	-	-	0.16
Global Core ex Australia Net		13.90	-	-	-	(0.34)
MSCI World® ex Australia Index		12.24	-	-	-	0.30
Difference versus MSCI World® ex Australia Index Net of Fees		1.66	-	-	-	(0.64)
Broad Enhanced Index Gross	10/08	16.13	-	-	-	6.00
Broad Enhanced Index Net		15.82	-	-	-	5.67
Russell 1000® Index		16.10	-	-	-	6.65
Difference versus Russell 1000® Index Net of Fees		(0.28)	-	-	-	(0.98)
Global Core ex Japan Gross	5/09	14.61	-	-	-	27.53
Global Core ex Japan Net		13.99	-	-	-	26.84
MSCI World® ex Japan Index		11.99	-	-	-	28.29
Difference versus MSCI World® ex Japan Index Net of Fees		2.00	-	-	-	(1.45)

Note:
(1) Returns for periods greater than 1 year are annualized. Refer to p. 20 for performance disclosure.

19

For the period ending 12/31/2010, 75%, 25%, 0% and 50% of the mathematical equity mutual funds were beating their benchmarks on a 1-, 3-, 5-year and since-fund inception basis. Funds included in the analysis and their inception dates are: INTECH Risk-Managed Growth Fund – Class S (1/03); INTECH Risk-Managed Core Fund – Class T (2/03); INTECH Risk-Managed Value Fund –Class I (12/05); INTECH Risk-Managed International Fund – Class I (5/07). The proprietary mathematical process used by INTECH may not achieve the desired results. Since the portfolios are regularly re-balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy. Performance results reflect the reinvestment of dividends and other earnings. Composite performance results shown are time-weighted rates of return using daily valuation, include the effect of transaction costs (commissions, exchange fees, etc.), and are gross of non-reclaimable withholding taxes, if any. The composites include all actual fee-paying accounts managed on a fully discretionary basis according to the investment strategy from inception date, including those no longer under management. Portfolios meeting such criteria enter the composite upon the full first month under management. Reporting currency is USD. The gross performance results presented do not reflect the deduction of investment advisory fees and returns will be reduced by such advisory fees and other contractual expenses as described in the individual contract and INTECH’s Form ADV Part II. The net performance results do not reflect the deduction of investment advisory fees actually charged to the accounts in the composite. However, the net performance results do reflect the deduction of model investment advisory fees. Through 12/31/04, net returns were derived using the maximum fixed fee in effect for each strategy. As of 1/1/05, net returns are calculated by applying the standard fee schedule in effect for the respective period to each account in the composite on a monthly basis. Actual advisory fees may vary among clients invested in this strategy. Actual advisory fees paid may be higher or lower than model advisory fees. For Large Cap Growth from inception to 12/31/05, the portfolio’s benchmark was the S&P 500/Barra Growth Index (“Barra Growth Index”). In 2005, S&P announced index name and methodology changes affecting the Barra Growth Index, which later became the S&P 500/Citigroup Growth Index (“Citigroup Growth Index”). During the transitional period, from 1/1/06 to 3/31/06, the benchmark return consisted partially of the return of the Barra Growth Index and the Citigroup Growth Index. On 4/1/06, the composite’s benchmark was changed to the Citigroup Growth Index. Effective 12/9/2009, the Citigroup Growth Index's name was changed to S&P 500 Growth Index. The S&P 500 Growth Index is a market-capitalization-weighted index developed by Standard and Poor's consisting of those stocks within the S&P 500 Index that exhibit strong growth characteristics. The index measures the performance of the growth style of investing in large cap U.S. stocks. The S&P 500 Growth Index uses a numerical ranking system based on growth factors and value factors to determine the constituents and their weightings. For Large Cap Value from inception to 12/31/05, the portfolio’s benchmark was the S&P 500/Barra Value Index (“Barra Value Index”). In 2005, S&P announced index name and methodology changes affecting the Barra Value Index, which later became the S&P 500/Citigroup Value Index (“Citigroup Value Index”). During the transitional period, from 1/1/06 to 3/31/06, the benchmark return consisted partially of the return of the Barra Value Index and the Citigroup Value Index. On 4/1/06, the composite’s benchmark was changed to the Citigroup Value Index. Effective 12/9/2009, the Citigroup Value Index's name was changed to S&P 500 Value Index. Prior to May 21, 2010, with respect to non-U.S. securities traded on non-U.S. exchanges, INTECH used fair value prices that reflected current market conditions at the end of regular trading hours of the NYSE, normally 4:00 PM ET, rather than unadjusted closing prices in local markets. Therefore, the prices as well as foreign exchange rates used to calculate the U.S. dollar market values of securities may have differed from those used by an index. Indices typically use the unadjusted closing price in local markets instead of fair value pricing. As of May 21, 2010, prices for non-U.S. securities traded on non-U.S. exchanges are valued as of the close of their respective local markets. Non-U.S. securities are translated into U.S. dollars using the 4:00 PM London spot rate. Mathematical equity performance disclosure

Other important disclosures Data presented reflects past performance, which is no guarantee of future results. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS (52687) or visit janus.com/advisor/mutual-funds for performance, rankings and ratings current to the most recent month-end. Janus Capital Group Inc. (“JCG”) provides investment advisory services through its primary subsidiaries, Janus Capital Management LLC (“Janus”), INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”). “Complex-Wide Mutual Funds” means all affiliated mutual funds managed by Janus, INTECH and Perkins. “Fundamental Equity Mutual Funds” means all mutual funds managed by Janus or Perkins that invest in equity securities. “Fixed Income Mutual Funds” means all mutual funds managed by Janus that invest primarily in fixed income securities. “Mathematical Equity Strategies” means all discretionary managed accounts (not mutual funds) that are advised or sub-advised by INTECH. “International/Global Mutual Funds” means all mutual funds managed by Janus, INTECH and Perkins that invest primarily in non-U.S. securities. Mutual fund relative performance analysis shown is for each Fund's initial share class: Class T, S or I Shares in the Janus retail fund (“JIF”) trust and the Institutional or Service Shares in the Janus Aspen Series (“JAS”). These share classes may not be eligible for purchase by all investors. Other share classes may have higher sales and management fees, which can result in differences in performance. For the 1-, 3-, 5- and 10-year periods ending December 31, 2010, 50%, 68%, 84% and 63% of the 36, 34, 31 and 24 Fundamental Equity mutual funds; 50%, 64%, 82% and 68% of the 44, 42, 38 and 28 Complex-Wide mutual funds; 50%, 100%, 100% and 100% of the 4 Fixed Income mutual funds; and 83%, 75%, 70% and 50% of the 12, 12, 10 and 8 Global/International mutual funds outperformed the majority of their Lipper peers based on total returns. On an asset-weighted basis, 75% of the 24 Fundamental Equity mutual funds; 77% of the 28 Complex-Wide mutual funds ; 100% of the 4 Fixed Income mutual funds; 81% of the 8 Global/International mutual funds outperformed the majority of their Lipper peers based on total returns for the 10-year period; 26% of the 4 Fixed Income mutual funds outperformed the majority of their Lipper peers for the 1-year period. Lipper performance on an asset weighted basis is calculated by taking all funds and assigning the assets under management ("AUM") in each respective fund to either the 1st, 2nd, 3rd or 4th quartile bucket based on each fund's respective Lipper relative rankings. The total AUM of each quartile’s bucket is then divided by complex-wide total AUM to arrive at the respective percent of AUM in each bucket. Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Funds not ranked by Lipper are not included in the analysis. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar RatingTM metrics. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Morningstar RatingTM may differ among share classes of a mutual fund as a result of different sales loads and/or expense structures. It may be based, in part, on the performance of a predecessor fund. Morningstar does not rank funds with less than a 3-year performance history. For the period ending December 31, 2010, 40%, 66% and 54% of Complex-Wide mutual funds had a 4- or 5-star Morningstar rating for the 3, 5- and 10-year periods based on risk-adjusted returns for 42, 38 and 28 funds, respectively. 42 funds were included in the analysis for the Overall period. Investing involves risk, including the possible loss of principal. The value of your investment will fluctuate over time and you may gain or lose money. A fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to funds may include those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales and companies with relatively small market capitalizations. Please see a Janus prospectus for more information about risk, fund holdings and other details.

Indexes are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio. Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. MSCI World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in North America, Europe and the Asia/Pacific Region. MSCI EAFE® Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East. Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth rates. Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. MSCI World Growth Index is a subset of the Morgan Stanley Capital WorldSM Index which is a market capitalization weighted index composed of companies representative of the market structure of developed market countries around the world. The index includes reinvestment of dividends, net of foreign withholding taxes. MSCI All Country World ex-U.S. IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes. S&P 500 Value Index is a market-capitalization-weighted index developed by Standard and Poor's consisting of those stocks within the S&P 500 Index that exhibit strong value characteristics. The index measures the performance of the value style of investing in large cap U.S. stocks. The S&P 500 Value Index uses a numerical ranking system based on value factors and growth factors to determine the constituents and their weightings. Russell 1000 Index measures performance of the 1,000 largest companies in the Russell 3000 Index. LIBOR is an interest rate at which banks can borrow funds from other banks in the London interbank market and is fixed on a daily basis by the British Bankers’ Association. LIBOR is derived from a filtered average of the world’s most creditworthy banks’ interbank deposit rates for larger loans with maturities between overnight and one full year. Core Growth Index is an internally calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%). MSCI USA Index is a free float-adjusted market capitalization index that is designed to measure large and mid cap U.S. equity market performance. MSCI World ex Australia Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding Australia. MSCI World ex Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding Japan. Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money. Funds distributed by Janus Distributors LLC (1/11) C-0110-097 Other important disclosures

Safe harbor statement This presentation includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2009, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realized.